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                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                             Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2


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Section 7.3 Indenture                                                            Distribution Date:                   7/15/2004
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
(i)   Amount of the distribution allocable to principal of the Notes

          Class A Principal Payment                                       0.00
          Class B Principal Payment                                       0.00
          Class C Principal Payment                                       0.00
                    Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

          Class A Principal Payment                                       0.00
          Class B Principal Payment                                       0.00
          Class C Principal Payment                                       0.00
                    Total

(ii)  Amount of the distribution allocable to the interest on the Notes

          Class A Note Interest Requirement                       1,265,127.50
          Class B Note Interest Requirement                         124,187.29
          Class C Note Interest Requirement                         255,144.38
                    Total                                         1,644,459.17

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

          Class A Note Interest Requirement                            1.12396
          Class B Note Interest Requirement                            1.32396
          Class C Note Interest Requirement                            2.11563

(iii) Aggregate Outstanding Principal Balance of the Notes

          Class A Note Principal Balance                         1,125,600,000
          Class B Note Principal Balance                            93,800,000
          Class C Note Principal Balance                           120,600,000

(iv)  Amount on deposit in Owner Trust Spread Account            13,400,000.00

(v)   Required Owner Trust Spread Account Amount                 13,400,000.00


                                                            By:
                                                               ----------------------------
                                                               Name:  Patricia M. Garvey
                                                               Title: Vice President
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